FIRST SUPPLEMENT TO ADMINISTRATION AGREEMENT

     This First Supplement, dated as of December 18, 2003 (this "Supplement"), to the Administration Agreement, dated as of December 19, 2002 (the "Administration Agreement"), is made by and between Atlantic City Electric Transition Funding LLC, a Delaware limited liability company (together with any successor thereto permitted under the Indenture, as hereinafter defined, the "Issuer"), and PHI Service Company, a Delaware corporation, as Administrator (together with its permitted successors or assigns as administrator under the Administration Agreement, the "Administrator"). Capitalized terms used herein without definition have the respective meanings assigned to them in the Administration Agreement

                                    RECITALS

     A. WHEREAS, the Issuer has entered into an Underwriting Agreement, dated as of December 18, 2003 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Series 2003-1 Underwriting Agreement"), with ACE and the underwriters named therein, and may in the future enter into underwriting agreements in connection with subsequent offers and sales to the public of Transition Bonds ("Other Underwriting Agreements"); and

     B. WHEREAS, the Issuer and the Administrator desire all of the terms of the Administration Agreement to be made applicable to the Series 2003-1 Underwriting Agreement and to Other Underwriting Agreements to the same extent and in the same manner as such terms apply to the Underwriting Agreement, dated as of December 11, 2002 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Original Underwriting Agreement"), among the Issuer, ACE and the underwriters named therein;

     C. NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     Section 1.01 Extension of Administration Agreement to Series 2003-1 Underwriting Agreement and to Other Underwriting Agreements. The Series 2003-1 Underwriting Agreement and any Other Underwriting Agreements into which the Issuer may enter shall be subject to the terms of the Administration Agreement to the same extent and in the same manner as the Original Underwriting Agreement is so subject, it being understood that the references in Section 1.02(b) of the Administration Agreement to the Original Underwriting Agreement and specific sections thereof, and to the "Representative" and the "Underwriters," shall apply equally to the Series 2003-1 Underwriting Agreement, to the Representative and Underwriters referred to therein, and to the identically numbered sections thereof. In addition, any Other Underwriting Agreements shall be subject to the terms of the Administration Agreement to the same extent and manner, it being understood that the aforementioned references in Section 1.02(b) of the Administration Agreement shall be construed to apply to any such agreements and, to the extent applicable, to their analogous parties and obligations.


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     Section 1.02 Limitations on Rights of Others. As supplemented by this
Supplement, the Administration Agreement is in all respects ratified and confirmed, and the Administration Agreement, as so supplemented by this Supplement, shall be read, taken and construed as one and the same instrument.

     Section 1.03 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 1.04 Headings; References. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Supplement.

     Section 1.05 Counterparts. This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.


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     IN WITNESS WHEREOF, the parties have caused this First Supplement to the
Administration Agreement to be duly executed and delivered under seal as of the day and year first above written.

                                     ATLANTIC CITY ELECTRIC TRANSITION
                                     FUNDING LLC, as Issuer

                                     By: /s/ Jeffery E. Snyder
                                         ------------------------------
                                     Name:  Jeffery E. Snyder
                                     Title: Assistant Treasurer


                                     PHI SERVICE COMPANY, as Administrator

                                     By: /s/ Anthony J. Kamerick
                                         ------------------------------
                                     Name:  Anthony J. Kamerick
                                     Title: Vice President and Treasurer




Consented to pursuant to Section 3.20(c) of the Indenture.

THE BANK OF NEW YORK, not in its
individual capacity but solely as Trustee on behalf of the Transition Bondholders

By: /s/ Catherine L. Cerilles
    ---------------------------
Name:  Catherine L. Cerilles
Title: Assistant Vice President



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